UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 16, 2010 (December 13, 2010)

Brown-Forman Corporation

(Exact name of registrant as specified in its charter)

Delaware	002-26821	61-0243150

(State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

850 Dixie Highway, Louisville, Kentucky	40210

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (502) 585-1100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 9.01	Financial Statement and Exhibits

SIGNATURES
Exhibit Index:

EX 1.1	Underwriting Agreement, dated December 13, 2010, by and among Brown-Forman Corporation, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC.

EX 4.3	Officers’ Certificate dated December 16, 2010, pursuant to the indenture dated April 2, 2007, as supplemented by the supplemental indenture dated as of December 13, 2010 between Brown-Forman Corporation and U.S. Bank National Association, as trustee setting forth the terms of the Notes.

EX 4.4	Global note — 2016 Notes.
Previously Filed Exhibit Index:

EX 4.1	Indenture between Brown-Forman and U.S. Bank National Association, as trustee, dated April 2, 2007, which is incorporated into this report by reference to Brown-Forman Corporation’s Form 8-K filed on April 3, 2007.

EX 4.2	First Supplemental Indenture, between, Brown-Forman and U.S. Bank National Association, as trustee, dated December 13, 2010, which is incorporated into this report by reference to Brown-Forman Corporation’s S-3ASR filed on December 13, 2010.

Item 1.01	Entry into a Material Definitive Agreement
On December 16, 2010, Brown-Forman Corporation (the “Company”) completed the sale of $250,000,000 aggregate principal amount of its 2.5% Notes due 2016 (the “Notes”). The Notes bear interest at a fixed rate equal to 2.5% per year, payable semi-annually, and have a 2.635% effective yield. The proceeds from the Notes will be used for general corporate purposes, which may include retiring existing indebtedness including commercial paper, acquisitions, repurchases of the Company’s common stock, dividends, funding of the Company’s pension plan obligations, additions to working capital and capital expenditures.
The Notes were sold pursuant to an underwriting agreement (the “Underwriting Agreement”) dated December 13, 2010, among the Company, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein. The Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The Notes were issued pursuant to an indenture (the “base indenture”) dated as of April 2, 2007 as supplemented by a supplemental indenture dated as of December 13, 2010 (together with the base indenture, the “Indenture”) between the Company and U.S. Bank National Association, as trustee.
The Notes mature on January 15, 2016. The Company may redeem the Notes, in whole or part, from time to time pursuant to the “make whole” provision set forth in the Indenture. The Indenture provides for customary events of default and further provides that the Trustee or the holders of 51% in aggregate principal amount of the outstanding series of Notes may declare such Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.
The Notes were offered and sold by the Company pursuant to its automatic shelf registration statement, as defined in Rule 405 of the Securities Act of 1933, as amended, on Form S-3 (File Number 333-171126), filed with the Securities and Exchange Commission on December 13, 2010, as supplemented by the preliminary prospectus supplement filed on December 13, 2010 and the prospectus supplement filed on December 14, 2010.
The above description of the Underwriting Agreement, the Indenture and the Notes is qualified in its entirety by reference to the Underwriting Agreement, the Indenture, the Officers’ Certificate pursuant to the Indenture setting forth the terms of the Notes and the global note, representing the Notes, which are filed as exhibits to this report and are incorporated herein by reference or are otherwise incorporated into this report by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth under Item 1.01 above with respect to the Notes is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits
Exhibit Index:

Exhibit	Description
1.1	Underwriting Agreement, dated December 13, 2010, by and among Brown-Forman Corporation, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith

Exhibit	Description
Incorporated, Barclays Capital Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC.

4.3	Officers’ Certificate dated December 16, 2010, pursuant to the indenture dated April 2, 2007, as supplemented by the supplemental indenture dated as of December 13, 2010 between Brown-Forman Corporation and U.S. Bank National Association, as trustee setting forth the terms of the Notes.

4.4	Global note — 2016 Notes.

Previously Filed Exhibit Index:

4.1	Indenture between Brown-Forman and U.S. Bank National Association, as trustee, dated April 2, 2007, which is incorporated into this report by reference to Brown-Forman Corporation’s Form 8-K filed on April 3, 2007.

4.2	First Supplemental Indenture between Brown-Forman and U.S. Bank National Association, as trustee, dated December 13, 2010, which is incorporated into this report by reference to Brown-Forman Corporation’s S-3ASR filed on December 13, 2010.
Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brown-Forman Corporation (Registrant)
December 16, 2010	/s/ Nelea A. Absher
(Date)	Nelea A. Absher
Vice President, Associate General Counsel and Assistant Corporate Secretary